UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): January 23, 2007
BLUELINX HOLDINGS INC.
(Exact name of registrant specified in its charter)

Delaware	001-32383	77-0627356

(State or other	(Commission	(I.R.S. Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

4300 Wildwood Parkway, Atlanta, Georgia	30339

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (770) 953-7000
Not applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following conditions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
     On January 23, 2007, BlueLinx Holdings Inc. issued a press release entitled “BlueLinx Announces Preliminary Fourth-Quarter Results.” The press release is attached as Exhibit 99.1 and is incorporated herein by reference.
     The information in this Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that Section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such a filing.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits

Exhibit	Description
99.1	Press release, dated January 23, 2007, announcing preliminary fourth-quarter results.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUELINX HOLDINGS INC.
By:	/s/ Barbara V. Tinsley
Barbara V. Tinsley
General Counsel & Secretary

Dated: January 23, 2007

EXHIBIT INDEX

Exhibit	Description
99.1	Press release, dated January 23, 2007, announcing preliminary fourth-quarter results.